SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.
Social Equity Portfolio

Prospectus dated April 30, 2007

Date of Supplement: October 22, 2007

The section titled "Subadvisor and Portfolio Managers" on page 51 of the Prospectus is revised to indicate that Daniel W. Boone, III will resign as Lead Portfolio Manager of the Portfolio, and that Richard B. England will assume Mr. Boone’s role, effective December 31, 2007.

The biographical information for Mr. England, who currently serves on the portfolio management team, is provided on page 51 of the Prospectus.